Exhibit 10.3

PATENT LICENSE AGREEMENT BETWEEN
COMVERSE INFOSYS TECHNOLOGY, INC.

and

COMVERSE PATENT HOLDING COMPANY, INC.

        Effective as of December 30, 1999 (the "EFFECTIVE DATE"), by and between Comverse Infosys Technology, Inc., a Delaware corporation ("CITI"), having an office at 11260 Roger Bacon Drive, Suite 402, Reston, Virginia 20190 and Comverse Patent Holding Company, Inc. ("COMVERSE"), a Delaware corporation, having a principal place of business at 1201 Hays Street, Tallahassee, Florida 32301.

        WHEREAS, COMVERSE and Lucent Technologies GRL Corp. ("LUCENT GRL") are entering into a patent license agreement entitled PATENT LICENSE AGREEMENT between LUCENT TECHNOLOGIES GRL CORP. and COMVERSE PATENT HOLDING COMPANY, INC. (the "LUCENT AGREEMENT");

        WHEREAS, under the LUCENT AGREEMENT, COMVERSE shall license to LUCENT GRL certain patents owned or otherwise licensable by COMVERSE and the related companies of COMVERSE and LUCENT GRL shall license to COMVERSE certain patents owned or otherwise licensable by LUCENT GRL and the related companies of LUCENT GRL;

        WHEREAS, under the LUCENT AGREEMENT, COMVERSE has the right to grant to CITI a sublicense under the patents that LUCENT GRL has licensed to COMVERSE; and

        WHEREAS, CITI is desirous of acquiring a sublicense under the patents that LUCENT GRL has licensed to COMVERSE.

        NOW, THEREFORE CITI and COMVERSE hereby agree as follows:

        1.    CITI hereby grants to COMVERSE a paid up license for the term of this Agreement to make, have made, use, lease, sell, offer to sell, or import, any product, process, or service under any patent in any country of the world that CITI owns or otherwise has the right to license at any time during the term of this Agreement.

        2.    COMVERSE shall not have the right to grant sublicenses under the license of paragraph one (1) of this Agreement, except COMVERSE shall have the right to grant a sublicense to LUCENT GRL in accordance with the terms and conditions of the LUCENT AGREEMENT.

        3.    COMVERSE agrees to grant a sublicense to CITI under the patents licensed to COMVERSE by the LUCENT AGREEMENT and in accordance with the terms and conditions of the LUCENT AGREEMENT.

        4.    The term of this Agreement shall be from the EFFECTIVE DATE of this Agreement until such time as the LUCENT AGREEMENT expires or is otherwise terminated.

Date	1/17/00	For COMVERSE PATENT HOLDING COMPANY, INC.
		by	/s/ DAVID KREINBERG
Date	1/17/00	For COMVERSE INFOSYS, INC.
		by	/s/ DAN BODNER